                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)        [ ]

                                   ----------

              THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
              (Exact name of trustee as specified in its charter)

                                                         59-2283428
(Jurisdiction of incorporation                        (I.R.S. employer
if not a U.S. national bank)                         identification no.)


    800 BRICKELL AVENUE, SUITE 300
            MIAMI, FLORIDA                                    33131

(Address of principal executive offices)                    (Zip Code)

                                   ----------

              THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
                       600 NORTH PEARL STREET, SUITE 420
                                DALLAS, TX 75201
                                 (214) 880-8238
            (Name, address and telephone number of agent for service)

                                   ----------

                               CINEMARK USA, INC.
               (Exact name of obligor as specified in its charter)

             TEXAS                                        75-2206284
(State or other jurisdiction of                          (IRS employer
 incorporation or organization)                       identification no.)

                                CINEMARK, L.L.C.
               (Exact name of obligor as specified in its charter)

             TEXAS                                        75-2062783
(State or other jurisdiction of                         (IRS employer
 incorporation or organization)                       identification no.)

                             SUNNYMEAD CINEMA CORP.
               (Exact name of obligor as specified in its charter)

         CALIFORNIA                                       94-2869919
(State or other jurisdiction of                         (IRS employer
 incorporation or organization)                       identification no.)

                            CINEMARK PROPERTIES, INC.
               (Exact name of obligor as specified in its charter)

         TEXAS                                            75-2297865
(State or other jurisdiction of                         (IRS employer
 incorporation or organization)                       identification no.)

                             GREELEY HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

            TEXAS                                         75-2297693
(State or other jurisdiction of                         (IRS employer
 incorporation or organization)                       identification no.)

                            TRANS TEXAS CINEMA, INC.
               (Exact name of obligor as specified in its charter)

            TEXAS                                         75-2284479
(State or other jurisdiction of                         (IRS employer
 incorporation or organization)                       identification no.)

                          MISSOURI CITY CENTRAL 6, INC.
               (Exact name of obligor as specified in its charter)

         TEXAS                                               75-2334500
(State or other jurisdiction of                            (IRS employer
 incorporation or organization)                         identification no.)

                           CINEMARK MEXICO (USA), INC.
               (Exact name of obligor as specified in its charter)

           DELAWARE                                         52-2071251
(State or other jurisdiction of                            (IRS employer
 incorporation or organization)                         identification no.)

                            CINEMARK LEASING COMPANY
               (Exact name of obligor as specified in its charter)

         TEXAS                                               75-2500194
(State or other jurisdiction of                            (IRS employer
 incorporation or organization)                         identification no.)

                            CINEMARK PARTNERS I, INC.
               (Exact name of obligor as specified in its charter)

         TEXAS                                            75-2552022
(State or other jurisdiction of                          (IRS employer
 incorporation or organization)                       identification no.)

                            MULTIPLEX SERVICES, INC.
               (Exact name of obligor as specified in its charter)

            TEXAS                                            75-2705368
(State or other jurisdiction of                            (IRS employer
 incorporation or organization)                          identification no.)

                           CNMK TEXAS PROPERTIES, LTD.
               (Exact name of obligor as specified in its charter)

             TEXAS                                            42-1562935
(State or other jurisdiction of                             (IRS employer
 incorporation or organization)                           identification no.)

                              LAREDO THEATRE, LTD.
               (Exact name of obligor as specified in its charter)

            TEXAS                                         75-2513071
(State or other jurisdiction of                         (IRS employer
 incorporation or organization)                       identification no.)

                        CINEMARK INVESTMENTS CORPORATION
               (Exact name of obligor as specified in its charter)

            DELAWARE                                          75-2780603
(State or other jurisdiction of                             (IRS employer
 incorporation or organization)                           identification no.)


    3900 DALLAS PARKWAY, SUITE 500
             PLANO, TEXAS                                       75093
(Address of principal executive offices)                      (Zip code)


                           MULTIPLEX PROPERTIES, INC.
               (Exact name of obligor as specified in its charter)

         DELAWARE                                             74-2890180
(State or other jurisdiction of                             (IRS employer
 incorporation or organization)                          identification no.)

                             CNMK INVESTMENTS, INC.
               (Exact name of obligor as specified in its charter)

           DELAWARE                                             14-1861725
(State or other jurisdiction of                               (IRS employer
 incorporation or organization)                             identification no.)

                       CNMK DELAWARE INVESTMENTS I, L.L.C.
               (Exact name of obligor as specified in its charter)

         DELAWARE                                             14-1861731
(State or other jurisdiction of                              (IRS employer
 incorporation or organization)                            identification no.)

                      CNMK DELAWARE INVESTMENTS II, L.L.C.
               (Exact name of obligor as specified in its charter)

         DELAWARE                                             14-1861736
(State or other jurisdiction of                             (IRS employer
 incorporation or organization)                           identification no.)

                    CNMK DELAWARE INVESTMENT PROPERTIES, L.P.
               (Exact name of obligor as specified in its charter)

         DELAWARE                                             14-1861740
(State or other jurisdiction of                             (IRS employer
 incorporation or organization)                           identification no.)


   300 DELAWARE AVENUE, SUITE 525
        WILMINGTON, DELAWARE                                    19801
(Address of principal executive offices)                      (Zip code)

                                   ----------

                      9% SENIOR SUBORDINATED NOTES DUE 2013
                       (Title of the indenture securities)

1.       General Information.

         Furnish the following information as to the trustee--

         (a) Name and address of each examining or supervising authority to which it is subject.

                  COMPTROLLER OF THE CURRENCY
                  UNITED STATES DEPARTMENT OF THE TREASURY
                  WASHINGTON, D.C. 20219

                  FEDERAL RESERVE BANK
                  ATLANTA, GEORGIA 30309

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.  20429

         (b)      Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-15     Not Applicable

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         (1) A copy of the Amended and Restated Articles of Association of the Bank of New York Trust Company of Florida, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-100717.)

         (2) A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-100717.)

         (3) A copy of the Authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-100717.)

         (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-100717.)

         (6) The consent of the Trustee required by Section 321(b) of the Act.

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York Trust Company of Florida, N.A., a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas and the State of Texas, on the 30th day of April, 2003.


                                                THE BANK OF NEW YORK TRUST
                                                     COMPANY OF FLORIDA, N.A.


                                                By: /s/ PATRICK T GIORDANO

                                                    Patrick T Giordano, Agent

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Cinemark USA, Inc. 9% Senior Subordinated Notes due 2013, The Bank of New York Trust Company of Florida, N.A. hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                                THE BANK OF NEW YORK TRUST
                                                     COMPANY OF FLORIDA, N.A.

                                                By:  /s/ PATRICK T GIORDANO

                                                Patrick T Giordano, Agent

                              EXHIBIT 7 TO FORM T-1


                                                                               BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
                                                                               OMB NUMBER:  7100-0036
                                                                               FEDERAL DEPOSIT INSURANCE CORPORATION
                                                                               OMB NUMBER:  3064-0052
                                                                               OFFICE OF THE COMPTROLLER OF THE CURRENCY
                                                                               OMB NUMBER:  1557-0081
                                                                               EXPIRES MARCH 31, 2005
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
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                                                                                                                              -----
                                                                                                                                1
                                                                                                                              -----

                                                                               PLEASE REFER TO PAGE I,
                                                                               TABLE OF CONTENTS, FOR
                                                                               THE REQUIRED DISCLOSURE
                                                                               OF ESTIMATED BURDEN.
------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY FFIEC 041

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 2002                                          20021231
                                                                                           --------
                                                                                          (RCRI 9999)

This report is required by law:  12 U.S.C. Section 324 (State         This report form is to be filed by banks with domestic offices
member banks); 12 U.S.C. Section 1817 (State nonmember banks);        only.  Banks with foreign offices (as defined in the
and 12 U.S.C. Section 161 (National banks).                           instructions) must file FFIEC 031.
------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by           The Reports of Condition and Income are to be prepared in
an authorized officer and the Report of Condition must be             Accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for
State nonmember banks and three directors for State member
and national Banks.


                                                                      We, the undersigned directors (trustees), attest to the
I,  THOMAS J. MASTRO, COMPTROLLER                                     correctness of the Report of Condition (including the
----------------------------------------------------------------      supporting schedules) for this report date and declare that it
Name and Title of Officer Authorized to Sign Report                   has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions
Of the named bank do hereby declare that the Reports of               issued by the appropriate Federal regulatory authority and is
Condition and Income (including the supporting schedules)             true and correct.
for this report date have been prepared in conformance with
the instructions issued by the appropriate Federal regulatory
authority and are true to the best of my knowledge.                   /s/ Richard G. Jackson
                                                                      -------------------------------------------------------------
                                                                      Director (Trustee)

/S/ THOMAS J. MASTRO                                                  /s/ Nicholas G. English
----------------------------------------------------------------      -------------------------------------------------------------
Signature of Officer Authorized to Sign Report                        Director (Trustee)

12/31/2002                                                            /s/ Karen B. Shupenko
----------------------------------------------------------------      -------------------------------------------------------------
Date of Signature                                                     Director (Trustee)
----------------------------------------------------------------      -------------------------------------------------------------
SUBMISSION OF REPORTS


Each bank must prepare its Reports of Condition and Income                  (if other than EDS) must transmit the bank's computer
either:                                                                     data file to EDS.

(a)      in electronic form and then file the computer data           For electronic filing assistance, contact EDS Call Report
         file directly with the banking agencies' collection          Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, and
         agent, Electronic Data Systems Corporation (EDS),            telephone (800) 255-1571.
         by modem or on computer diskette; or
                                                                      To fulfill the signature and attestation requirement for the
(b)      in hard-copy (paper) form and arrange for another            Reports of Condition and Income for this report date, attach
         party to convert the paper report to electronic              this signature page (or a photocopy or a computer-generated
         form. That party                                             version of this page) to the hard-copy record of the completed report that the bank places in its files.


------------------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number:            91271                              THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
                                    -----                             --------------------------------------------------------------
                                 (RCRI 9050)                           Legal Title of Bank (TEXT 9010)

                                                                       MIAMI
                                                                      --------------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       FL                                  33131-2974
                                                                       -------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)           Zip Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

The Bank of New York Trust Company of Florida, N.A.                   FFIEC 041
MIAMI, FL 33131-2974                                                    RC-1


                                                                    -----  -----
                                                                      10    10
                                                                    -----  -----
FDIC Certificate Number - 91271
CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2002

All Schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                  Dollar Amounts In Thousands
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
  1.  Cash and balances due from depository institutions (from Schedule RC-A):                      RCON   Bil / Mil / Thou
                                                                                                    ----   ----------------
        a.  Noninterest-bearing balances and currency and coin (1)                                  0081                978   1.a
        b.  Interest-bearing balances (2)                                                           0071             10,093   1.b

  2.  Securities:

        a.  Held-to-maturity securities (from Schedule RC-B, Column A)                              1754                  0   2.a
        b.  Available-for-sale securities (from Schedule RC-B, column D)                            1773              8,618   2.b

  3.  Federal funds sold and securities purchased under agreements to resell

        a.  Federal funds sold                                                                      B987                  0   3.a
        b.  Securities purchased under agreements to resell (3)                                     B988                  0   3.b

  4.  Loans and lease financing receivables: (from Schedule RC-C)

        a.  Loans and leases, held for sale                                                         5369                  0   4.a
        b.  Loans and leases, net of unearned income                                      B528   0                            4.b
        c.  LESS:  Allowance for loan and lease losses                                    3123   0                            4.c
        d.  Loans and leases, net of unearned income, allowance, and reserve
            (item 4.b minus 4.c)                                                                    B529                  0   4.d

  5.  Trading assets                                                                                3545                  0   5.

  6.  Premises and fixed assets (including capitalized leases)                                      2145              1,236   6.

  7.  Other real estate owned (from Schedule RC-M)                                                  2150                  0   7.

  8.  Investments in unconsolidated subsidiaries and associated companies (from
      Schedule RC-M)                                                                                2130                  0   8.

  9.  Customers' liability to this bank on acceptances outstanding                                  2155                  0   9.

 10.  Intangible assets

        a.  Goodwill                                                                                3163             11,195  10.a
        b.  Other Intangible assets (from Schedule RC-M)                                            0426                111  10.b

 11.  Other assets (from Schedule RC-F)                                                             2160              1,046  11.

 12.  Total assets (sum of items 1 through 11)                                                      2170             33,277  12.

(1)      Includes cash items in process of collection and unposted debits.

(2)      Includes time certificates of deposit not held for trading.

(3)      Includes all securities resale agreements, regardless of maturity.

The Bank of New York Trust Company of
Florida, N.A.                                                        FFIEC 041
                                                                       RC-2
LEGAL TITLE OF BANK
Transmitted to EDS as 0196815 on 7/30/02 at
11:13:43 CST
FDIC Certificate Number = 91271
                                                                        ----
                                                                         11
                                                                        ----
SCHEDULE RC - CONTINUED

                                                                                                      Dollar Amounts In Thousands
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES

13.  Deposits:
                                                                                                  RCON     Bil /Mil/ tho
                                                                                                  ----     -------------
       a. In domestic offices (sum of totals of columns A and C From Schedule RC-E)               2200                355  13.a

          (1) Noninterest-bearing (1)                                               6631   717                             13.a.1
          (2) Interest-bearing                                                      6636     0                             13.a.2

       b. Not applicable

14.  Federal funds purchased and securities sold under agreements to repurchase

       a. Federal funds purchased (2)                                                             B993                  0  14.a.
       b. Securities sold under agreements to repurchase (3)                                      B995                  0  14.b

15.  Trading liabilities (from Schedule RC-D)                                                     3548                  0  15

16.  Other borrowed money (includes mortgage indebtedness and obligations under
     capitalized leases)(from Schedule R C-M)                                                     3190              6,000  16

17.  Not applicable

18.  Bank's liability on acceptances executed and outstanding                                     2920                  0  18

19.  Subordinated notes and debentures (4)                                                        3200                  0  19

20.  Other liabilities (from Schedule RC-G)                                                       2930              1,204  20

21.  Total liabilities (sum of items 13 through 20)                                               2948              7,559  21

22.  Minority interest in consolidated subsidiaries                                               3000                  0  22

EQUITY CAPITAL

23.  Perpetual preferred stock and related surplus                                                3838                  0  23

24.  Common stock                                                                                 3230                750  24

25.  Surplus (exclude all surplus related to preferred stock)                                     3839              4,299  25

26.    a. Retained earnings                                                                       3632             20,665  26.a
       b. Accumulated other comprehensive income (5)                                              B530                  4  26.b

27.  Other equity capital components (6)                                                          A130                  0  27

28.  Total equity capital (sum of items 23 through 27)                                            3210             25,718  28

29.  Total liabilities, minority interest, and equity capital (sum of                             3300             33,277  29
     items 21, 22, and 28.

MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1. Indicate in the space at the right, the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2001

                                                                  RCON NUMBER
                                                               ------  ---------
                                                                6724    N/A  M.1
                                                               ------  ---------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm.

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 =  Review of the bank's financial statements by external auditors

7 =  Compilation of the bank's financial statements by external auditors

8 =  Other audit procedures (excluding tax preparation work)

9 =  No external audit work

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)      Report overnight Federal Home Loan Bank Advances in Schedule RC, item
         16, and "other borrowed money."

(3)      Includes all securities repurchase agreements, regardless of maturity.

(4)      Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses ) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.